Investor Update | March 18-19, 2015 Thompson Falls

2 Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward- looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s 10-K which we filed with the SEC on February 12, 2015 and our other public filings with the SEC. Company Information NorthWestern Corp. dba: NorthWestern Energy www.northwesternenergy.com Corporate Support Office 3010 West 69th Street Sioux Falls, SD 57106 (605) 978-2900 Montana Operational Support Office 40 East Broadway Butte, MT 59701 (406) 497-1000 SD/NE Operational Support Office 600 Market Street West Huron, SD 57350 (605) 353-7478 Director of Investor Relations Travis Meyer 605-978-2945 travis.meyer@northwestern.com

About NorthWestern 3 Montana Operations Electric 353,600 customers 24,300 miles – transmission & distribution lines 895 MW of baseload power generation 105 MW of regulating services generation Natural Gas 189,000 customers 7,200 miles of transmission and distribution pipeline 18 Bcf of gas storage capacity Owns 70 Bcf of proven natural gas reserves South Dakota Operations Electric 62,500 customers 3,500 miles – transmission & distribution lines 360 MW of power generation Natural Gas 45,500 customers 1,655 miles of transmission and distribution pipeline Nebraska Operations Natural Gas 42,000 customers 750 miles of distribution pipeline All data as of 12/31/2014

• In November 2014, we completed the purchase of eleven hydroelectric generating facilities in Montana with 633 megawatts of generation capacity and one storage reservoir, for an adjusted purchase price of $904 million. To help finance the transaction we accessed the capital markets and issued: • $400 million of common equity (7.77 million shares @ $51.50 per share) • $450 million of 30-year Montana first mortgage bonds at a fixed rate of 4.176% • $26.7 million net income improvement in 2014, as compared with 2013 • Gross margin improvement from energy supply acquisitions and income tax benefits recognized partially offset by higher operating costs and hydro transaction expense. • Non-GAAP Adjusted EPS of $2.68, a 7.2% improvement over 2013 Adjusted EPS of $2.50. • 2014 Adjusted EPS at midpoint of $2.60 - $2.75 guidance range. • Upgrade of our senior secured and senior unsecured credit ratings by Fitch in November 2014. • 20% increase in our quarterly stock dividend • 48 cents per share payable March 31, 2015 Recent Significant Activities 4

Other Significant Achievements in 2014 5 • Best ever year for safety at NorthWestern • Fewest lost time incidents and OSHA recordable events of any year on record. • Record best customer satisfaction scores • Received our best JD Powers overall satisfaction survey score in 2014. • Cost effectively brought two separate legacy customer information systems onto a new combined platform. • Corporate Governance Award Winner • In 2014, NorthWestern Corporation’s proxy statement was named “Best Proxy Statement (small to mid cap)” by Corporate Secretary magazine. NorthWestern Energy was recognized as a finalist in this category in both 2012 and 2013. • Top Trusted Utility Brand by Cogent Reports • NorthWestern Energy was among 53 companies nationwide to earn the honor bestowed by Cogent Reports at Market Strategies International, which surveyed utility customers to develop brand-trust scores. • NorthWestern Energy earned the top regional score for combined electric and natural gas utility.

NWE: An Investment for the Long Term 6 • 100% Regulated electric & natural gas utility business • 100 year history of competitive customer rates, system reliability and customer satisfaction • Solid economic indicators in service territory • Constructive regulatory relationship • Customer service satisfaction scores above the JD Power survey average • Residential electric and natural gas rates below the national average • Solid system reliability (EEI 2nd quartile) • Low leaks per 100 miles of pipe (AGA 1st quartile) • Recognized by Cogent Reports as top trusted utility brand in the Northwest region • Consistent track record of earnings and dividend growth • Strong cash flows aided by net operating loss carry-forwards • Strong balance sheet and solid investment grade credit ratings • Recent hydro transaction increases rate base & provide energy supply stability • Disciplined maintenance capital investment program • Reintegrating energy supply portfolio (electric and natural gas) • Distribution System Infrastructure Project (DSIP) • Transmission System Infrastructure Project (TSIP) & other transmission opportunities within our service territory Pure Electric & Gas Utility Solid Utility Foundation Strong Earnings & Cash Flows Attractive Future Growth Prospects Best Practices Corporate Governance (NYSE Ethics) (Say on Pay)

84% Montana 14% South Dakota 2% NebraskaA Diversified Electric and Gas Utility 7 Gross Margin in 2014: Electric: $529M Natural Gas: $193M Gross Margin in 2014: Montana: $609M South Dakota: $102M Nebraska: $ 11M Average Customers in 2014: Residential: 572k Commercial: 110k Industrial: 7k 83% Residential 16% Commercial 1% Industrial Our 2015 gross margin, inclusive of a full year of hydro operations, is anticipated to be comprised of approximately 80% electric Service Type and 90% Montana Jurisdiction. Above data reflects full year 2014 results. Jurisdiction and service type based upon gross margin contribution. See “Non-GAAP Financial Measures” slide in appendix for Gross Margin reconciliation. 73% Electric 27% Natural Gas

NorthWestern Energy Profile 8 Financial and Company Statistics See “Non-GAAP Financial Measure” slide in appendix for Net Debt and EBITDA reconciliation (1) The FERC regulated portion of Montana electric transmission and DGGS are included as revenue credits to our MPSC jurisdiction customers. Therefore we do not separately reflect FERC authorized rate base or authorized returns. (2) For those items marked as "n/a," the respective settlement and/or order was not specific as to these terms. (3) South Dakota estimated rate base does not reflect requested adjustments included in the electric rate case filed in December 2014 for assets that are expected to be placed in service during 2015.

Solid Economic Indicators 9 • Unemployment rates in all three of our states are meaningfully below National Average. • Customer growth rates historically exceed National Average by a good margin. Source: NorthWestern 2008-2014 Forms 10-K and Unemployment Rate: US Department of Labor via SNL Database 2/12/15 Electric: EEI Statistical Yearbook (published December 2014, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers")

0 2 4 6 8 10 5.30 6.80 Leaks per 100 Miles of Pipe Excluding Excavation Damages - 2013 NWE - 2013 AGA 1st Quartile Average - 2013 $- $20 $40 $60 $80 $100 $120 $140 MT SD MT SD NE Electric (750 kwh) Natural Gas (100 therms) National Average Nati nal Average "Typical Bill" Residential Rate Comparison Strong Utility Foundation 10 Electric source: Edison Electric Institute Typical Bills and Average Rates Report, 1/1/14 Natural gas source: US Dept of Energy Monthly residential supply and delivery rates as of 1/1/14  Customer service satisfaction scores in line or better than survey average (JD Powers)  Residential electric and natural gas rates below national average  Solid electric system reliability and low gas leaks per mile Customer Average Interruption Duration Index (CAIDI) NWE versus EEI System Reliability Quartiles CAIDI Reliability Indices with Major Events Excluded. 2014 EEI data not yet available. 600 700 800 2009 2010 2011 2012 2013 2014 Ind ex Sc or e NorthWestern Energy Score JD Power 26 Combination Electric and Natural Gas Company Average JD Power - Customer Service Index Score

2015 Earnings Guidance 11 Our 2015 guidance range of $3.10-$3.30 based upon, but not limited to, the following major assumptions and expectations: • Normal weather in our electric and natural gas service territories; • Successful integration and a full year earnings contribution from the recently acquired hydro assets; • Excludes any potential additional impact as a result of the FERC decision regarding revenue allocation at our Dave Gates Generating Station; • A consolidated income tax rate of approximately 15% to 19% of pre-tax income; and • Diluted average shares outstanding of approximately 47.3 million. See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS”. $2.02 $2.14 $2.53 $2.66 $2.46 $2.99 $- $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $3.50 2009 2010 2011 2012 2013 2014 2015E GAAP Diluted EPS Initial Guidance Range Non-GAAP "Adjusted" EPS Diluted Earnings Per Share $3.10 - $3.30

Track Record of Delivering Results 12 Notes: - ROE in 2010, 2011, 2012 , 2013 & 2014, on a Non-GAAP Adjusted basis, would be 9.2%, 10.5%, 9.8%, 9.6% & 9.4% respectively. - 2015 ROAE and 2015 Dividend payout ratio estimate based on midpoint of guidance range of $3.10-$3.30. - Details regarding Non-GAAP Adjusted EPS can be found in the “Adjusted EPS Schedule” page of the appendix Return on Equity within 9.5% - 11.0% band over the last 5 years. Annual dividend increases since emergence in 2004. 5 Year (2010-2014) Avg. Return on Equity: 10.3% 5 Year (2010-2014) CAGR Dividend Growth: 4.1% Current Dividend Yield Approximately 3.6% $1.36 $1.44 $1.48 $1.52 $1.60 $1.92 40% 50% 60% 70% 80% 90% 100% 110% 120% $1.20 $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 $1.90 $2.00 201 2011 2012 2013 2014 2015 Midpoint Annual Dividend Per Share Payout Ratio (based on GAAP EPS) Payout Ratio (based on non-GAAP EPS) Dividend Per Share and Payout Ratio

Investment for Our Customers’ Benefit Over the past 6 years we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. 2014 includes hydro assets in rate base but only 1.5 months of operations. We have made these enhancements with minimal impact to customers’ bills, lower than the U.S. averages bills, while delivering solid earnings growth for our investors. 2008-2014 CAGRs Estimated Rate Base: 17.8% GAAP Diluted EPS: 9.0% NWE typical electric bill: 0.6% NWE typical natural gas bill: (5.1%) US average electric bill: 2.2% US average natural gas bill: (3.9%) 13 See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS” reconciliation.

Total Shareholder Return 14 * Peer Group: ALE, AVA, BKH, CNL, EDE, EE, GXP, IDA, MGEE, PNM, POR, UIL, VVC, WR

While maintenance capex and total dividend payments have continued to grow since 2010 (8.2% and 7.3% CAGR respectively), Cash Flow from Operations has continued to outpace maintenance capex and averaged approximately $42 million of positive Free Cash Flow per year. Even with the additional income generated from hydro assets, we anticipate flow- through tax benefits to continue to keep our book effective tax rate at or below approximately 20% through 2017. Additionally, we expect NOLs to be available into 2017 to reduce cash taxes. Strong Cash Flows 15 (2) CFO was significantly less in 2013 vs 2012 primarily due to the following: A) decrease in collection of receivables from customers of approximately $34.2 million which includes approximately $20 million associated with billing delays as a result of a new customer information system implemented in September 2013, B) $16.9 million from under collection of supply cost in our trackers, and C) higher interest payments of approximately $6.5 million. See “Non-GAAP Financial Measure” slide in appendix for Free Cash Flows reconciliation. Components of Free Cash Flow This expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the preliminary prospectus. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives. (3) Net Ope ating Loss (NOL) Carryforward Balance (3) (2) (1)

Balance Sheet Strength and Liquidity 16 Annual ratio is average of each quarter end debt/cap ratio Excludes Basin Creek capital leases Goal: 50% - 55% Senior Secured Rating Senior Unsecured Rating Commercial Paper Outlook Fitch A A- F2 Stable Moody's A1 A3 Prime-2 Stable S&P A- BBB A-2 Stable A security rating is not a recommendation to buy, sell or hold securities. Such ratings may be subject to revision or withdrawal at any time by the credit rating agency and each rating should be evalu ted independently of a y other r ting. Credit Ratings

The Hydro Facilities 17 (1) Hebgen facility (0 MW net capacity) excluded from figures. All facilities are “run-of-river” dams except for Kerr and Mystic, which are “storage generation”. (2) As of June 2013. (3) The Confederated Salish and Kootenai Tribes have an option to purchase the Kerr facility from September 2015 thru 2025. Overview of Hydro Facilities(1) Black Eagle The transaction included 11 hydroelectric facilities and one storage reservoir. The geographically diversified facilities are located in two different river basins, on five different river systems and on both sides of the continental divide. The units have a long operating history, have been well maintained, and stand ready to offer many more decades of zero-emission energy to our Montana customers. Plant Net Capacity (MW) COD River Source FERC License Expiration 5-Yr Avg. Capacity Factor(2) Black Eagle 21 1927 Missouri 2040 73.6% Cochrane 69 1958 Missouri 2040 49.1% Hauser 19 1911 Missouri 2040 79.3% Holter 48 1918 Missouri 2040 72.4% Kerr(3) 194 1938 Flathead 2035 64.5% Madison 8 1906 Madison 2040 89.2% Morony 48 1930 Missouri 2040 63.8% Mystic 12 1925 West Rosebud Creek 2050 48.2% Rainbow 60 1910 / 2013 Missouri 2040 77.5% Ryan 60 1915 Missouri 2040 79.8% Thompson Falls 94 1915 Clark Fork 2025 60.1% Total 633 66.1% Total Post Kerr Conveyance 439 66.9%

Coal (Colstrip 4) 29% Hydro 42% Hydro (QF / contracted) 1% Wind (Spion Kop) 2% Wind (QF / contracted) 11% Natural Gas 1% Thermal (QF / contracted) 13% 18 Hydro – Owned and Contracted Resources MONTANA Yellowstone River ll t r Yellowstone River ll t r ll t r Ye lowstone River l t r Ye lowstone River ll t r Yellowstone ll t Yellowstone ll t ll t Ye lowstone l t Ye lowstone ll t River r River r r River r River r Missouri River i ri r Missouri River i ri r i ri r Missouri River i ri r Missouri River i ri r Missouri River i ri r Missouri River i ri r i ri r issouri River i ri r issouri River i ri r Madison River i r Madison River i r i r adison River i r adison River i r Clark Fork r r Clark Fork r r r r Clark Fork r r Clark Fork r r River r River r r River r River r Fort Peck Lake rt Fort Peck Lake rt rt Fort Peck Lake rt Fort Peck Lake rt Flathead Lake l t Flathead Lake l t l t Flathead Lake l t Flathead Lake l t Billings Billi Billings li li Billings Billi Billings li Colstrip l tri Colstrip l tri l tri Colstrip l tri Colstrip Glendive l i Glendive l i l i Glendive l i Glendive l i Helena l Helena l l Helena l Helena l Great Falls r t ll Great Falls r t ll r t ll Great Fa ls r t l Great Fa ls r t ll Missoula i l Missoula i l i l issoula i l issoula i l Mystic ti ystic ti ti ystic ti ystic ti Hebgen Hauser Hauser Hauser Hauser Black Eagle Holter Rainbow i Rainbo i i Rainbo i Rainbo i Morony orony orony orony Cochrane Co hran c e ochrane hran c e Ryan yan yan yan Thompson Tho pson Tho pson Tho pson Falls ll Falls ll ll Fa ls l Fa ls ll Butte tt Butte tt tt Bu te t Bu te tt Kerr Kerr Kerr Kerr Madison i adison i i adison i adison i Colstrip Spion Kop Dave Gates NWE Hydro Facilities NWE Coal Facilities NWE Wind Facilities NWE Gas Facilities Assets are a great fit within our service territory to serve our customers needs. 1.) The confederated Salish and Kootenai Tribes have an option to purchase Kerr Dam beginning September 2015. Owned and contracted hydro and wind now represents over 50% of our generation portfolio in Montana. Montana Annual Production (Excludes Kerr Dam1) NorthWestern Owned Facilities1

- 100,000 200,000 300,000 400,000 Hydro Contracted Owned Generation Light Load Demand Light Load Hours (MWh's) MW h's - 100,000 200,000 300,000 4 , 500,000 Hydro Contracted Owned Generation Heavy Load Demand Heavy Load Hours (MWh's) MW h's Meeting Montana Customer Demands 19 We expect to be able to provide nearly all the power during the light load periods with some flexibility to use market purchases or other resources to meet demand during heavy load periods. The addition of the hydro generation assets into our Montana electric portfolio aligns well with forecasted customer demand. Conveyance of Kerr Dam to Confederated Salish and Kootenai Tribes Conveyance of Kerr Dam to Confederated Salish and Kootenai Tribes

Big Stone and Neal Air Quality Projects 20 Big Stone Power Plant Neal Power Plant Big Stone Neal Location Northeast South Dakota Northwest Iowa Ownership 23.4% of 475 MW coal plant 8.7% of 644 MW coal plant Project Subject to Best Available Retrofit Technology (BART) requirements of the Regional Haze Rule and are installing an Air Quality Control System (AQCS) to reduce SO2, NOx and particulates Subject to comply with national ambient air quality standards and Mercury & Air Toxics Standards (MATS) and are installing a scrubber, a baghouse, activated carbon and a selective non-catalytic reduction system Capital Outlay Capitalized approximately $72M through 12/31/14. Estimated total share of project is expected to be $95M-$105M including AFUDC and overheads Capitalized approximately $23M through 12/31/14, which is our total share of this project including AFUDC and overheads Timeline Project is on time and expected to be operational during the second half of 2015 Project was substantially completed in 2013, ahead of schedule, and is currently in service

South Dakota Rate Filing 21 34 Years of Declining ‘Real’ Rates Docket EL14-106 The requested $26.5 million revenue increase is primarily due to investments made to meet federal environmental mandates and to maintain our high-level of system reliability in South Dakota. We anticipate implementing interim rates mid 2015. Three major projects alone account for 96% of the requested $26.5M increase. Big Stone/Neal……..$15.2M Aberdeen Peaker……$7.4M Yankton Substation…$2.8M All other……………...$1.1M Total $26.5M

Owned Owned Target Total Annual Need Natural Gas Reserves Opportunity 22 As we continue to add to our natural gas reserves portfolio, we anticipate a reduction in supply cost volatility for our customers. First ~6 Bcf annual production acquired for ~$100M Remaining 6-7 Bcf annual production needed to meet target. Estimated cost of up to $100M We continue to pursue opportunities to secure low cost gas reserves for our customers. • Three acquisitions totaling approximately $100 million since September 2010: • 84.6 Bcf of natural gas reserves and associated gathering systems along with 82 miles of transmission. • Provides approximately 6 Bcf of annual production. • Target to own 50% of our 25 Bcf total annual need • Retail customers (20 Bcf) • DGGS & Basin Creek generation facilities (5 Bcf)

Infrastructure Projects 23 • In Montana, our Distribution System Infrastructure Project (DSIP) and Transmission System Infrastructure Project (TSIP), both of which are currently in process, are to maintain a safe and reliable electric and natural gas distribution and transmission system. – The primary goals: – arrest and/or reverse the trend in aging infrastructure; – maintain/improve reliability and safety; – build capacity into the system; and – prepare our network for the adoption of new technologies. – Capital Investment – DSIP: approximately $348 million ($133 million already spent) of capital investment into the multiyear project through 2019. – TSIP: approximately $128 million projected through 2019

DGGS Update – Still waiting on FERC 24 See slide 43 in appendix for additional background information

Capital Spending Forecast 25 Current estimated cumulative capital spending for 2015 through 2019 is $1.45 billion. We anticipate funding the capital projects with a combination of cash flows (aided by NOLs) and long-term debt. If other opportunities arise that are not in the above projections (natural gas reserves, peaking generation in Montana and / or South Dakota, acquisitions, etc.), new equity funding may be necessary. *

Conclusion 26 Pure Electric and Gas Utility Solid Utility Foundation Strong Earnings and Cash Flows Attractive Future Growth Prospects Best Practices Corporate Governance Hydro Transaction Announced 9/26/2013 Transaction Closed 11/18/2014 Thompson Falls Hauser Rainbow Ryan Morony Kerr Madison Holter Cochrane Mystic Black Eagle Hebgen Lake

Appendix 27

Non-GAAP Adjusted EPS 28 2014 Non-GAAP Adjusted EPS of $2.68. This reflects an $0.18, or 7%, improvement over 2013 non-GAAP earnings.

29 2013 to 2014 Full Year - Reconciliation ($millions, except EPS) Tw el ve M on th s En de d, De ce m be r 3 1, 2 01 3 Na tu ra l g as p ro du ct ion Hy dr o op er at ion s El ec tri c tra ns m iss ion M on ta na n at ur al ga s ra te in cr ea se El ec tri c re ta il v olu m es Na tu ra l g as re ta il v olu m es O pe ra tin g ex pe ns es re co ve re d in tra ck er s De m an d Si de M an ag em en t ( DS M ) l os t re ve nu es Na tu ra l g as p ro du ct ion Hy dr o op er at ing c os ts Hy dr o Tr an sa ct ion c os ts No ne m plo ye e dir ec to rs d ef err ed co m pe ns at ion Pe rm an en t a nd flo w- th ro ug h ad jus tm en ts to in co m e ta x Im pa ct o f h igh er s ha re c ou nt Al l o th er , n et Tw el ve M on th s En de d, De ce m be r 3 1, 2 01 4 Gross Margin 674.9$ 21.4 20.5 5.9 4.9 1.6 1.4 (3.4) (1.9) (3.0) 722.3 Operating Expenses Op.,Gen., & Administrative 285.6 (3.4) 8.9 5.5 5.1 1.7 2.5 305.9 Prop. & other taxes 105.5 9.1 114.6 Depreciation and depletion 112.8 11.0 123.8 Total Operating Expense 503.9 - - - - - - (3.4) - 8.9 5.5 5.1 1.7 - - 22.6 544.3 Operating Income 171.0 21.4 20.5 5.9 4.9 1.6 1.4 - (1.9) (8.9) (5.5) (5.1) (1.7) - - (25.6) 178.0 Interest Expense (70.5) (3.9) (3.4) (77.8) Other Income (Expense) 7.7 1.7 0.8 10.2 Income Before Inc. Taxes 108.3 21.4 20.5 5.9 4.9 1.6 1.4 - (1.9) (8.9) (5.5) (9.0) - - - (28.3) 110.4 Income Tax Benefit (Expense)1 (14.3) (8.2) (7.9) (2.3) (1.9) (0.6) (0.5) - 0.7 3.4 2.1 3.5 - 25.3 - 11.0 10.3 Net Income (Loss) 94.0$ 13.2 12.6 3.6 3.0 1.0 0.9 - (1.2) (5.5) (3.4) (5.5) - 25.3 - (17.3) 120.7 Fully Diluted Shares 38.23 2.20 - 40.43 Fully Diluted EPS 2.46$ 0.33 0.31 0.09 0.07 0.02 0.02 - (0.03) (0.14) (0.08) (0.14) - 0.63 (0.13) (0.42) 2.99$ 1.) Income Tax Benefit (Expense) calculation on reconciling items assumes normal effective tax rate of 38.5%.

Income Statement 30 (in millions, except per share items) 2014 2013 2014 2013 Operating Revenues 312.9$ 319.1$ 1,204.9$ 1,154.5$ Cost of Sales 108.1 136.1 482.6 479.6 Gross Margin 204.8 183.0 722.3 674.9 Operating Expenses Operating, general & administrative 91.3 76.8 305.9 285.6 Property and other taxes 30.3 28.0 114.6 105.5 Depreciation 32.6 28.1 123.8 112.8 Total Operating Expenses 154.2 133.0 544.3 503.9 Operating Income 50.6 50.0 178.0 171.0 Interest Expense (19.9) (19.5) (77.8) (70.5) Other (Expense)/Income 5.5 1.0 10.2 7.7 Income Before Taxes 36.2 31.4 110.4 108.2 Income Tax (Expense)/Benefit 1.0 (5.3) 10.3 (14.3) Net Income 37.2$ 26.1$ 120.7$ 94.0$ Average Common Shares Outstanding 43.5 38.6 40.2 38.1 Basic Earnings per Average Common Share $0.87 $0.67 $3.01 $2.46 Diluted Earnings per Average Common Share $0.85 $0.68 $2.99 $2.46 Dividends Declared per Common Share $0.40 $0.38 $1.60 $1.52 Three Months Ended December 31, Twelve Months Ended December 31,

(in millions) Twelve Months Ended December 30, 2014 Hy dr o Eq ui ty D ilu tio n (1) Hy dr o Tr an sa ct io n Ex pe ns e Hy dr o Op er at io ns (N ov . 1 8 - D ec . 3 1) Fa vo ra bl e W ea th er No n- em pl oy ee D ef er re d Co m pe ns at io n In co m e Ta x Ad ju st m en t (2) Twelve Months Ended December 30, 2014 Twelve Months Ended December 30, 2013 Pr io r P er io d DS M R ev en ue No n- em pl oy ee D ef er re d Co m pe ns at io n Fa vo ra bl e W ea th er Hy dr o Tr an sa ct io n Ex pe ns e Twelve Months Ended December 30, 2013 Revenues $1,204.9 - - (20.5) (1.3) - - $1,183.1 $33.2 2.9% $1,149.9 (1.0) - (3.7) - $1,154.5 Cost of Sales 482.6 - - - - - - 482.6 3.1 0.6% 479.5 - - - - 479.6 Gross Margin 722.3 - - (20.5) (1.3) - - 700.5 30.2 4.5% 670.3 (1.0) - (3.7) - 674.9 - Op. Expenses - OG&A 305.9 - (9.5) (5.5) - (4.0) - 286.9 8.1 2.9% 278.8 - (2.3) - (4.4) 285.6 Prop. & other taxes 114.6 - - (1.7) - - - 112.9 7.3 6.9% 105.6 - - - - 105.5 Depreciation 123.8 - - (2.1) - - - 121.6 8.8 7.8% 112.8 - - - - 112.8 Total Op. Exp. 544.3 - (9.5) (9.3) - (4.0) - 521.5 24.3 4.9% 497.2 - (2.3) - (4.4) 503.9 - Op. Income 178.0 - 9.5 (11.2) (1.3) 4.0 - 179.0 5.9 3.4% 173.1 (1.0) 2.3 (3.7) 4.4 171.0 - Interest Expense (77.8) - 5.8 2.5 - - - (69.5) (0.8) 1.2% (68.7) - - - 1.9 (70.5) Other Income 10.2 - - - - (4.0) - 6.2 0.8 15.2% 5.4 - (2.3) - - 7.7 - Pretax Income 110.4 - 15.4 (8.7) (1.3) - - 115.8 6.0 5.4% 109.8 (1.0) - (3.7) 6.3 108.3 Income Taxes 10.3 - (5.9) 3.3 0.5 - (18.5) (10.3) 4.6 -30.9% (14.9) 0.4 - 1.4 (2.4) (14.3) - Net Income $120.7 - 9.5 (5.4) (0.8) - (18.5) $105.5 $10.6 11.1% $94.9 (0.6) - (2.3) 3.9 $94.0 ETR -9.3% - 38.5% 38.5% 38.5% - - 8.9% 13.5% 38.5% - 38.5% 38.5% 13.2% FY Diluted Shares 40.4 (1.1) 39.3 1.1 2.9% 38.2 38.2 FY Diluted EPS $2.99 0.08 0.24 (0.14) (0.02) - (0.47) $2.68 $0.18 7.2% $2.50 (0.02) - (0.05) 0.11 $2.46 1. 2014 Guidance excluded all earnings impacts from the hydro acquisition (transaction expense and income from operations) and assumed 39.3 million diluted shares outstanding (i.e. our share count absent the shares issued in November 2014 to fund the hydro transaction). 2. Adjustment to income tax expense to remove the flow-through benefit related the release of unrecognized tax benefits, 2014 bonus depreciation (not originally contemplated in guidance) and other tax items related to prior years. Incr. / (Decr.) $ % GAAP Remove Impact of: Non-GAAP Non-GAAP Remove Impact of: GAAP Full Year Non-GAAP Adjusted P&L 31 $6.0 Million, or 5.4%, improvement in non-GAAP adjusted pretax income.

Non-GAAP Effective Tax Rate 32 Non-GAAP effective tax rate of 8.9% lower than 12%-14% as previously included in guidance. This difference is due primarily to slightly lower pretax income and higher than anticipated ongoing repairs / meters flow through tax benefits. We anticipate flow through tax benefits to continue to keep our book effective tax rate at or below approximately 20% through 2017. Additionally, we expect NOLs to be available into 2017 to reduce cash taxes. $12.6M release of unrecognized tax benefits due to lapse of statutes of limitations in 3rd quarter 2014. $4.3M cumulative adjustment for election of safe harbor method related to the deductibility of repair costs for years prior to 2014. $1.3M adjustment for benefits related to 2014 bonus depreciation not contemplated in guidance and $0.3M other miscellaneous impacts related to prior years.

Balance Sheet 33 34% increase in total assets in 2014 due to hydro transaction and continued investment to improve system safety, reliability and capacity. 56% Debt to capitalization slightly above our targeted 50-55% due to seasonality of cash flows. Average debt to capitalization in 2014 was 54.6% and would anticipate to remain near 55% for 2015.

Cash Flow 34 $56.3 million improvement in cash flow provided by operating activities driven by higher net income and improved collections of customer receivables*. * Cash flow in 2013 was affected by billing delays resulting from the implementation of our new customer information system in September 2013.

(in millions) Variance Income Before Income Taxes $110.4 $108.3 $2.1 Income tax calculated at 35% federal statutory rate 38.6 35.0% 37.9 35.0% 0.7 Permanent or flow through adjustments: State income, net of federal provisions (2.0) -1.8% (3.1) -2.8% 1.1 Flow through repairs deduction (25.3) -22.9% (17.8) -16.4% (7.5) Release of unrecognized tax benefit (12.6) -11.4% - 0.0% (12.6) Prior year permanent return to accrual adjustments (5.2) -4.7% 0.5 0.5% (5.7) Production tax credits (3.1) -2.8% (3.2) -2.9% 0.1 Plant and depreciation of flow through items 0.1 0.1% (0.6) -0.5% 0.7 Other, net (0.8) -0.7% 0.6 0.3% (1.4) (48.9) -44.3% (23.6) -21.8% (25.3) Income tax (benefit)/expense (10.3)$ -9.3% 14.3$ 13.2% (24.6)$ Twelve Months Ended December 31, 2014 2013 Income Tax Reconciliation 35 Three items primarily account for the significant improvements in 2014 tax benefit

2014 to 2015 EPS & Dividend Bridge 2015 ESTIMATES Basic assumptions include, but are not limited to: • Normal weather in our electric and natural gas service territories; • Successful integration and a full year earnings contribution from the recently acquired hydro assets; • Excludes any potential additional impact as a result of the FERC decision regarding revenue allocation at our Dave Gates Generating Station; • A consolidated effective income tax rate of approximately 15% - 19% of pre-tax income; and • Diluted average shares outstanding of approximately 47.3 million. * Other 2015 Earnings drivers shown above are calculated using a 38.5% effective tax rate. The anticipated “Incremental tax benefits” in 2015 are primarily due to increased repairs tax deductions resulting from increased maintenance capital spending and other flow-through tax impacts. 36 $2.68 Low Midpoint High $2.68 $2.68 2.75 - 2.83 (0.94) - (0.88) (0.31) - (0.29) (0.36) - (0.34) (0.24) - (0.21) 0.13 - 0.16 $1.03 - $1.27 $3.71 - $3.95 (0.61) - (0.65) $3.10 - $3.30 $3.20 $3.10 - $3.30 60% 60% $1.86 $1.98 $1.92 Property & other taxes Depreciation & depletion OG&A expense increases 2014 Non-GAAP Adjusted Diluted EPS 2015 Earnings Drivers (after-tax and per share) Gross margin improvements Interest expense / other income Incremental tax benefits * Subtotal of anticipated improvements 2015 EPS prior to dilution Dilutive impact of equity issuance (7.8M shares / $400M) 2015 Preliminary EPS guidance range 2015 Diluted EPS midpoint 2015 Diluted EPS guidance range 2015 Targeted dividend payout ratio 2015 Preliminary targeted dividend range 2015 Targeted dividend midpoint

Montana Hydro Acquisition - Update 37 • On September 26, 2014, after a yearlong process, the Montana Public Service Commission issued a final order approving our application to purchase eleven hydroelectric generating facilities (633 MW) from PPL Montana, subject to certain conditions, including the following: – Inclusion of $870 million of the $900 million purchase price for the hydro assets in our Montana jurisdictional rate base with a 50-year life; – Return on equity of 9.8%, a cost of debt of 4.25% and a capital structure of 52% debt and 48% equity, resulting in an associated first year annual retail revenue requirement of approximately $117 million; – Authorized issuance in aggregate of $900 million of securities necessary to complete the purchase, with the debt portion of the financing to have a term of 30 years and not to exceed 4.25%; – A final compliance filing in December 2015 to reflect post-closing adjustments, the conveyance of the Kerr project (with no financial risk to customers) and the actual property tax expense for the hydroelectric facilities; and – Tracking of revenue credits on a portfolio basis through our electricity supply costs tracker. • Equity and debt financing completed. – $400M of Equity – 7.767M shares issued at $51.50 per share – $450M of 30 year First Mortgage Bonds with a 4.176% coupon • 4.353% estimated all-in cost of debt including up-front costs and hedge amortization • 4.250% cost of debt recoverable in hydro approval provided by the Montana PSC • Transaction closed on November 18, 2014. Cochrane Dam

Forbes America's Most Trustworthy Companies 2013 For the 3rd consecutive time, NorthWestern Corporation was recognized by Forbes as one of "America's Most Trustworthy Companies," which identifies the most transparent and trustworthy businesses that trade on the American exchanges. In the past, Forbes turned to Audit Integrity who recently merged with Corporate Library and Governance Metrics International to form GMI Ratings (GMI). GMI's quantitative and qualitative data analysis looks beyond the raw data on companies' income statement and balance sheets to assess the true quality of corporate accounting and management practices. Each year Forbes recognizes 100 companies out of over 8,000 for this foremost honor. NWE was one of only three utilities to be distinguished with this honor, by Forbes, in 2013. Cogent Reports NorthWestern Energy was among 53 companies nationwide to earn the honor bestowed by Cogent Reports at Market Strategies International, which surveyed utility customers to develop brand-trust scores. NorthWestern earned the top regional score for combined electric and natural gas utility. NYSE Ethics NorthWestern Energy earned an "A" from the New York Stock Exchange's Corpedia, for its Code of Conduct and Ethics, putting it in the top 2 percent of all energy and utility companies reviewed. Fortnightly 40 For the second year in a row, NorthWestern Energy was recognized as one of the top 40 best energy companies in the United States by Fortnightly 40. The report compares shareholder value performance by looking at uniform data sets among the leading publicly traded electric and gas companies across a range of metrics. New York Stock Exchange Century Index Created in 2012 to recognize companies that have thrived for over a century while demonstrating the ability to innovate, transform and grow through the decades of economic and social progress. Glass Lewis NorthWestern was recognized by Glass Lewis, a leading investment research and global proxy advisory firm, as one of the top 42 companies in the US for its 2011 “Say on Pay” proposals, which recognizes companies with clear disclosure and conservative policy with regards to compensation. Corporate Governance Award Winner In 2014, NorthWestern Corporation’s proxy statement was named “Best Proxy Statement (small cap)” by Corporate Secretary – Governance, Risk & Compliance organization. NorthWestern was recognized as a finalist in this category in both 2012 and 2013. Strong Corporate Governance 38

2014 System Statistics 39 Note: Statistics above are as of 12/31/2014 (1) Nebraska is a natural gas only jurisdiction (1)

Experienced & Engaged Rounded Board of Directors 40 Members of the Board of Directors tour the Madison Dam power house in Ennis, Montana. From the left are Dana J. Dykhouse, Dorothy M. Bradley, Philip L. Maslowe, E. Linn Draper Jr., Julia L. Johnson, Robert C. Rowe, Denton Louis Peoples, and Stephan P. Adik. Dana J. Dykhouse - Chief Executive Officer of First PREMIER Bank. Director since 2009 Dorothy M. Bradley - Retired District Court Administrator for the 18th Judicial Court of Montana. Director since 2009 E. Linn Draper Jr. - Chairman of the Board - Retired Chairman, President and Chief Executive Officer of American Electric Power Co., Inc. Director since 2004 Julia L. Johnson - President and Founder of NetCommunications, LLC. Former Chairperson of the Florida Public Service Commission. Director since 2004 Robert C. Rowe - President and CEO of NorthWestern Corporation. Director since 2008 Denton Louis People - Retired CEO and Vice Chairman of the Board of Orange and Rockland Utilities, Inc. Director since 2006 Stephen P. Adik - Retired Vice Chairman of NiSource, Inc. Director since 2004 In 2014, NorthWestern Energy mourned the passing of our esteemed colleague, fellow Director and friend, Philip L. Maslowe

Strong Executive Team 41 NorthWestern Energy’s executive officers at the Madison Dam in Ennis, Montana From the left: Patrick R. Corcoran - VP of Government and Regulatory Affairs. 35 years utility industry experience; current position since 2001 John D. Hines - VP of Supply. 25 years utility industry experience; current position since 2011 Kendall G. Kliewer - VP and Controller. 17 years finance management experience; current position since 2004 Robert C. Rowe - President and CEO. Decades of utility and regulatory experience (including 12 years on the Montana Public Service Commission); current position since 2008 Brian B. Bird - VP - CFO. 29 years financial management experience with energy and other large industrial companies; current position since 2003 Curtis T. Pohl - VP of Distribution. 28 years utility industry experience; current position since 2003 Heather H. Grahame - VP and General Counsel. 30 years legal experience (21 years representing utilites); current position since 2010 Michael R. Cashell - VP of Transmission. 28 years utility industry experience; current position since 2011 Bobbi L. Schroeppel - VP of Customer Care, Communications and Human Resources. 21 years utility industry experience; current position since 2002

Our Commissioners 42 Name Party Began Serving Term Ends Kirk Bushman R Jan-13 Jan-17 Travis Kavulla R Jan-11 Jan-19 Roger Koopman R Jan-13 Jan-17 Brad Johnson (Chairman) R Jan-15 Jan-19 Bob Lake R Jan-13 Jan-17 Commissioners are elected in statewide elections from each of five districts. Chairperson is elected by fellow Commissioners. Commissioner term is 4 years, Chairperson term is 2 years. Montana Public Service Commission Name Party Began Serving Term Ends Kristie Fiegen R Aug-11 Jan-19 Gary Hanson R Jan-03 Jan-21 Chris Nelson (Chairman) R Jan-11 Jan-17 Commissioners are elected in statewide elections. Chairperson is elected by fellow Commissioners. Commissioner term is 6 years, Chairperson term is 1 year. South Dakota Public Utilities Commission Name Pa ty Began Serving Term Ends Cyrstal Rhoades D Jan-15 Jan-21 Rod Johnson R Jan-93 Jan-17 Frank Landis Jr. (Chairman) R Jan-89 Jan-19 Tim Schram R Jan-07 Jan-19 Gerald Vap R Aug-01 Jan-17 Commissioners are elected in statewide elections. Chairperson is elected by fellow Commissioners. Commissioner term is 6 years, Chairperson term is 1 year. Nebraska Public Service Commission

Dave Gates Generating Station Update (DGGS) 43 • We operate a transmission system and balancing authority within Montana and are responsible for providing safe and reliable electric services to both retail and wholesale customers, or face stiff penalties for non-compliance. • DGGS was designed and constructed to provide NorthWestern with a resource to meet this important obligation. • Montana Public Service Commission provided pre-approval of the project in March 2009 with the groundbreaking in August. • Necessity of the plant has never been in question with the parties, including FERC Staff, agreeing through stipulation to a total revenue requirement. • The facility was completed on time and nearly $20 million under budget in December 2010 and is operating precisely as intended. • On September 21, 2012, a FERC Administrative Law Judge (ALJ) Initial Decision concluded that a significant portion of DGGS costs could not be allocated to wholesale customers, deviating from the previously approved allocation methodology. We have been recognizing revenue consistent with the initial decision and have $27.3 million reserved and subject to refund as of 12/31/14. • On April 17, 2014, nearly three and a half years after plant completion and almost 20 months after the ALJ’s initial decision, FERC issued an order affirming the initial decision. • In May 2014, we filed a request for rehearing, which remains pending. Included in our request we have argued that no refunds are due even if the cost allocation method is modified prospectively. The timing for FERC to act on our rehearing petition is uncertain. Customer refunds, if any, will not be due until 30 days after a FERC order on rehearing. If unsuccessful on rehearing, we may appeal to a United States Circuit Court of Appeals. The time line for any such appeal could, depending on when the FERC issues a rehearing order extend into 2016 or beyond.

Non-GAAP Financial Measures 44 The data presented above includes financial information prepared in accordance with GAAP, as well as another financial measure, Gross Margin, Free Cash Flows, Net Debt and EBITDA, but is considered a “Non-GAAP financial measure.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends), Net Debt (Total debt less capital leases) and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) are Non-GAAP financial measure due to the exclusion of depreciation from the measure. The presentation of Gross Margin, Free Cash Flows, Net Debt and EBITDA is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows, Net Debt and EBITDA measures may not be comparable to other companies’ Gross Margin, Free Cash Flows, Net Debt and EBITDA measures. Furthermore, these measures are not intended to replace operating income as determined in accordance with GAAP as an indicator of operating performance.

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